UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 28, 2015
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10900 NE 8th Street, Suite 800
Bellevue, Washington 98004
(Address of principal executive offices)
(425) 201-6100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of Material Definitive Agreement

On September 28, 2015, as part of ongoing negotiations to enter into a new agreement, Blucora, Inc. and its subsidiary InfoSpace LLC (together, “InfoSpace”) and Yahoo! Inc. and Yahoo! EMEA Limited (together, “Yahoo”) entered into a Mutual Termination Agreement (the “Termination Agreement”), pursuant to which that certain Yahoo! Publisher Network Contract #1-23975446 effective as of January 1, 2011 between InfoSpace and Yahoo (as amended, the “Original Agreement”) will terminate effective December 31, 2015 upon the expiration of the current term. The Original Agreement would have automatically renewed for an additional one year term unless one party provided the other party with notice of non-renewal at least 90 days before the expiration of the current term. Any new agreement entered into between InfoSpace and Yahoo will supersede and replace the Original Agreement.

The foregoing description is a summary, does not purport to be a complete description of the Termination Agreement, and is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specifically, the statements regarding the possibility that InfoSpace may enter into a new agreement with Yahoo are forward-looking statements. There can be no assurance that InfoSpace or Yahoo will enter into a new agreement or that the terms of such new agreement will be similar to the Original Agreement. These statements are based on management’s current expectations and may be subject to various risks and uncertainties, including those risk factors included in Blucora, Inc.’s most recent Quarterly Report on Form 10-Q and subsequent reports filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and Blucora, Inc. undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Item 9.01.    Financial Statements and Exhibits

10.1	Termination Agreement between Blucora, Inc., InfoSpace LLC, Yahoo! Inc. and Yahoo! EMEA Limited dated September 28, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUCORA, INC.

By	/s/ Mark A. Finkelstein
Mark A. Finkelstein
Chief Legal & Administrative Officer and Secretary

October 1, 2015

EXHIBIT INDEX

Exhibit No	Description

10.1	Termination Agreement between Blucora, Inc., InfoSpace LLC, Yahoo! Inc. and Yahoo! EMEA Limited dated September 28, 2015